UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2005

IMPERIAL OIL LIMITED

(Exact name of registrant as specified in its charter)

Canada	0-12014	98-0017682

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

111 St. Clair Avenue West, Toronto, Ontario,	M5W 1K3

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(800) 567-3776

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

     On April 21, 2005, Imperial Oil Limited (the “Company”) by means of a press release and a speech by the Company’s chairman, president and chief executive officer at the Company’s annual meeting of shareholders disclosed information relating to the Company’s financial condition and results of operations for the fiscal quarter ended March 31, 2005. Copies of each statement are attached as Exhibits 99.1 and 99.2 to this report.

Item 9.01     Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are furnished as part of this report on Form 8-K:

99.1	Press release of the Company on April 21, 2005 disclosing information relating to the Company’s financial condition and results of operations for the fiscal quarter ended March 31, 2005.

99.2	Speech by the Company’s chairman, president and chief executive officer at the Company’s annual meeting of shareholders on April 21, 2005 disclosing information relating to the financial condition and results of operations for the fiscal quarter ended March 31, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL OIL LIMITED
Date: April 21, 2005
	By:	/s/ Brian Livingston
		Name:	Brian Livingston
		Title:	Vice-President, General Counsel and Corporate Secretary

	By:	/s/ Marilyn Henderson
		Name:	Marilyn Henderson
		Title:	Assistant Secretary